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                                                                    EXHIBIT 99.2


                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER
                              OF VCA ANTECH, INC.


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Report") for the period ended June 30, 2002 of VCA Antech, Inc. (the "Issuer").

     I, Tomas W. Fuller, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

     (i)   the Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 14, 2002.
                                             /s/ TOMAS W. FULLER
                                             -----------------------------------
                                             Name: Tomas W. Fuller


Subscribed and sworn to before me
this 14th day of August, 2002.

/s/ Lauren Simmons
----------------------------------
Name: Lauren Simmons
Commission# 1281246
Title: Notary Public -- California

My commission expires: October 21, 2004








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